Exhibit 32.2
Certification
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of DJO Finance LLC (the ࿽Company࿽) on Form 10-Q for the quarter ended September 29, 2018, as filed with the Securities and Exchange Commission on August 14, 2018 (the ࿽Report࿽), I, Michael C. Eklund, Chief Financial Officer and Chief Operating Officer, and Manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 13, 2018

/s/ Michael C. Eklund
Michael C. Eklund
Chief Financial Officer and Chief Operating Officer